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                                                                 EXHIBIT 10.35

                             [FORM OF INITIAL NOTE]

                                  11.0% SENIOR

                                CONVERTIBLE NOTE

$_________________                                           New York, New York
                                                               [_____________]

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS IMPOSED THEREBY.

         FOR VALUE RECEIVED, the undersigned, America Online Latin America, Inc., a Delaware corporation (the "COMPANY"), promises to pay to AOL Time Warner Inc., a Delaware corporation ("AOLTW") or the registered Holder (as defined below), in lawful money of the United States and in immediately available funds, the principal amount of $________ (the "FACE AMOUNT") and Interest thereon calculated from the date hereof, all in accordance with the provisions of this Note.

         This Note is one of a series of Notes issued pursuant to a Note Purchase Agreement, dated as of March 8, 2002 between the Company and AOLTW (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT") and the Holder is entitled to the benefits thereof. Unless the context otherwise requires, as used herein, "NOTE" means any of the 11.0% Senior Convertible Notes issued pursuant to the Agreement, any PIK Notes (as defined below) and any other similar senior convertible notes issued by the Company in exchange for, or to effect a transfer of, any Note and "NOTES" means all such Notes in the aggregate.

         SECTION 1. Accrual of Interest. Interest shall accrue at the rate of eleven percent (11.0%) per year (based on a year of 365 days for the actual days elapsed) on the outstanding Face Amount of this Note, compounded quarterly ("INTEREST").

         SECTION 2. Payment of Principal and Interest on Note.

                  (a) SCHEDULED PAYMENT OF PRINCIPAL. The Company shall pay the outstanding Face Amount of this Note, together with all accrued and unpaid Interest thereon, if any, in cash to the Holder on March 8, 2007 (the "FINAL MATURITY DATE") by wire transfer of immediately available U.S. Dollars to such account of the Holder as the Holder shall designate in writing to the Company; provided that, if prior to the Final Maturity Date the Holder shall have exercised its conversion rights pursuant to subsection 4.1 with respect to all or a portion of the Face Amount of this Note and accrued but unpaid Interest thereon by delivery of a notice of conversion in accordance with subsection 4.1(c), payment by the Company under this Section 2(a) of such portion of the Face Amount and Interest on this Note shall not be made on such date but if the Holder shall thereafter have revoked its notice of conversion with respect to such portion of this Note proposed to be converted in accordance with subsection 4.1, such payment shall be made within 10 days following such revocation.

                  (b) PAYMENT OF INTEREST. Commencing on June 30, 2002, the Company shall pay Interest on this Note quarterly in arrears on each March 31, June 30, September 30 and December 31 of each calendar year and on the Final Maturity Date, or if any such day is not a business day, on the next succeeding business day (each an "INTEREST PAYMENT DATE") to the holder of record on the




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date which is 15 days before the applicable Interest Payment Date. Any Interest payable on this Note shall be paid on each Interest Payment Date, at the Company's option: (A) in cash, (B) subject to Section 2(c) below, through the issuance of an 11% senior convertible note in the form of EXHIBIT 1 attached hereto (each a "PIK NOTE" and, collectively, the "PIK NOTES") or (C) subject to
Section 2(c) below, through the issuance of Applicable Shares having an aggregate Fair Market Value on such Interest Payment Date equal to the amount of Interest payable on this Note on such Interest Payment Date. At least 15 days prior to each Interest Payment Date, the Company shall deliver a written notice to the Holder stating the form in which Interest will be paid on such Interest Payment Date. Each PIK Note issued as of any Interest Payment Date shall have an initial Face Amount equal to the amount of Interest payable on this Note on such Interest Payment Date and shall have an initial conversion price equal to the Fair Market Value on such Interest Payment Date of one share of Class A Common Stock. Any PIK Notes issued to the Holder under this Section 2(b) in respect of payments of Interest shall be duly authorized and validly issued and any Applicable Shares issued to the Holder under this Section 2(b) in respect of payments of Interest shall be duly authorized, validly issued, fully-paid and non-assessable. Interest payable on this Note which is paid in cash shall be made by wire transfer of immediately available U.S. Dollars to such account of the Holder as the Holder shall designate in writing to the Company not less than two business days prior to the Interest Payment Date. Notwithstanding anything to the contrary in this Section 2(b), Interest payable on the Final Maturity date shall be paid in cash.

                  (c) RESTRICTIONS ON PAYMENTS OF INTEREST IN PIK NOTES AND APPLICABLE SHARES. (i) Interest payable on this Note on any Interest Payment Date shall not be paid in PIK Notes or Applicable Shares, and shall be paid in cash, to the extent that (x) the Fair Market Value of the Class A Common Stock on such Interest Payment Date is below $3.020 (as adjusted for stock splits, subdivisions and other changes in the Class A Common Stock) and (y) the sum of the total number of Restricted Shares plus the number of shares of Class A Common Stock which would be directly or indirectly issuable upon conversion of the PIK Notes or Applicable Shares proposed to be issued as Interest on such Interest Payment Date would equal or exceed 13,411,443 (as adjusted for stock splits, subdivisions and other changes in the Class A Common Stock), unless approval of the Company's shareholders has been obtained with respect to such issuances all in compliance with Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

                           (ii) Interest payable on this Note on any Interest
Payment Date shall not be paid through the issuance of PIK Notes or Applicable Shares, and shall be paid in cash, if the sum of (A) the Applicable Shares into which all outstanding Notes and any PIK Notes proposed to be issued in respect of payment of such Interest may be convertible at such time, (B) the Applicable Shares proposed to be issued in respect of payment of such Interest and (C) the aggregate number of Applicable Shares outstanding on a fully diluted basis immediately before issuance of any PIK Notes and/or Applicable Shares exceeds the number of Applicable Shares authorized in the Certificate.

                           (iii) Interest payable on this Note on any Interest
Payment Date shall not be paid in Applicable Shares until all required filings under the HSR Act shall have been made and any required waiting period under the HSR Act shall have expired or been terminated, in each case, with respect to the receipt of Applicable Shares by the Holder (the "REQUIRED HSR APPROVAL"). Interest payable on this Note on any Interest Payment Date on which no Required HSR Approval is needed for the payment of Interest in the form of Applicable Shares shall not be paid through the issuance of PIK Notes.




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         SECTION 3. Redemption.

                  (a) REDEMPTION AT THE OPTION OF THE COMPANY. At any time and from time to time on or after the date which is eighteen months after the Initial Closing Date, the Company may, at its option, redeem all or a portion of this Note at a price equal to the Redemption Price, paid in cash in U.S. Dollars, PROVIDED that any redemption by the Company under this Section 3(a) shall be in respect of an aggregate outstanding Face Amount of Notes and accrued Interest thereon of at least $10,000,000. If the Company elects to redeem this Note, it shall deliver a written notice of redemption to the Holder at least 10 business days prior to the date of redemption specified in such notice.

                  (b) MANDATORY REDEMPTION BY THE COMPANY.

                           (i) If, after the date hereof but before the Final
Maturity Date, the Company or any of its Subsidiaries, directly or indirectly,

                                    (A) issues or sells any shares of Capital
                           Stock or other Securities (including pursuant to the exercise or conversion of any rights, options, warrants or other rights, but without duplication with respect to clause (B) below) to any Person for cash or Cash Equivalents or incurs any Indebtedness (other than Indebtedness permitted under clauses (a), (b), (c), (e), (f), (g), (h), (i) and (j) of Section
                           6.2) (each such issuance or incurrence, a "FINANCING"), other than (x) a Financing consummated since the Initial Closing Date which when taken together with all other Financings consummated since the Initial Closing Date does not in the aggregate exceed $10,000,000 and (y) Financings which are Exempted Financings, or

                                    (B) engages in an Asset Sale other than
                           Asset Sales consummated since the Initial Closing Date which when taken together with all other Asset Sales consummated since the Initial Closing Date does not in the aggregate exceed $10,000,000, then the Company shall use all Net Cash Proceeds received by the Company or any of its Subsidiaries from such Financing or Asset Sale, as the case may be, to redeem the Notes at the Redemption Price, payable in cash.

                           (ii) The Company shall deliver a written notice to
the Holder at least 30 days (or such shorter time as is reasonably necessary) prior to the date of the closing of the Financing or Asset Sale, as the case may be, and shall specify in such notice the expected date of the closing of, and the amount and kind of the proceeds to be received in, such Financing or Asset Sale.

                           (iii) The Company shall provide the Holder with
written notice of the redemption required by Section 3(b)(i) on the day of the closing of the Financing or Asset Sale, as the case may be, and shall redeem the Note and pay the Redemption Price in accordance with the procedures for redemption set forth in Section 3(c) (including Section 3(c)(v) thereof) unless it shall have first received written notice from the Holder specifying that the Holder has exercised its right to decline redemption with respect to all or any portion of this Note; provided that nothing in this Section 3(b)(iii) shall give the Holder the right to decline redemption with respect to a redemption under
Section 3(a).




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                           (iv) Notwithstanding anything to the contrary in
Section 3(b)(i), in connection with any Financing or Asset Sale, as the case may be, the Face Amount of the Notes, plus accrued but unpaid Interest thereon, to be redeemed in connection with such Financing or Asset Sale shall be reduced on a dollar-for-dollar basis to the extent the maximum aggregate principal amount of Notes required to be purchased by the Purchaser (as defined in the Agreement) under the Agreement has been reduced in accordance with the terms of the Agreement as a result of such Financing or Asset Sale.

                  (c) PROCEDURES FOR REDEMPTION; PAYMENT OF REDEMPTION PRICE.

                           (i) The Redemption Price payable on this Note when
redeemed, on any redemption set forth herein, shall be paid to the Holder in cash by wire transfer of immediately available U.S. Dollars to an account specified in writing by the Holder.

                           (ii) Written notice of redemption shall specify the
date and place of the redemption of this Note, and require the Holder, in the case of a redemption of the entire outstanding Face Amount of this Note plus accrued but unpaid Interest thereon, to surrender this Note to the Company on the redemption date at the Company's principal place of business free and clear of all Liens. The date such written notice is delivered to the Holder is the "REDEMPTION RECORD DATE." The redemption date shall be not fewer than 10 business days nor more than 60 days after the Redemption Record Date; PROVIDED, HOWEVER, that in the event of any redemption under Section 3(b) hereof, the redemption date shall be as soon as practicable following the event giving rise to such redemption (but in any event no more than three days after the delivery of the written notice of redemption related to such redemption delivered by the Company pursuant to such section). On the redemption date, the Redemption Price shall be paid in cash to the Holder or on the order of the Holder to some other Person, in each case by wire transfer of immediately available U.S. Dollars to an account designated in writing by the Holder. In the case of a redemption of the entire outstanding Face Amount of this Note plus accrued but unpaid Interest thereon, this Note shall be thereafter canceled by the Company. Upon any partial redemption of this Note pursuant to this Section 3, the Holder shall present and surrender this Note free and clear of all Liens to the Company at the Company's principal place of business and the Company shall execute and deliver (at its own expense) a new Note having an aggregate principal amount equal to and in exchange for the unredeemed portion of the aggregate Face Amount of this Note plus accrued Interest thereon so surrendered. Any notice of redemption delivered by the Company to the Holder under this Section 3 shall be irrevocable.

                           (iii) If a notice of redemption has been given
pursuant to this Section 3 and the Holder shall, prior to the close of business on the second business day immediately preceding the redemption date, give written notice to the Company pursuant to Section 4 below of the conversion of this Note then such redemption shall not become effective as to the portion (which may be all) of this Note to be converted and such conversion shall become effective as provided in Section 4.

                           (iv) In the event the Company fails to deliver a
written notice of redemption when required to do so pursuant to Section 3(a) and
Section 3(b), a written notice of redemption shall be deemed to be delivered by the Company to the Holder on the date such delivery was due, and thereafter the redemption to which such notice relates shall occur in accordance with the terms of this Section 3.



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                           (v) To the greatest extent possible, any partial
redemption pursuant to this Section 3 shall be made from all holders of outstanding Notes on a PRO RATA basis, determined based on their relative percentage ownership of the aggregate Face Amount of the Notes outstanding at the time of such redemption and any notice of redemption in respect of any such partial redemption shall specify the aggregate Face Amount of Notes to be redeemed in such redemption. To the greatest extent possible, any such partial redemption shall first redeem the PIK Notes held by the holders of the Notes in reverse order of their issuance and then redeem the Initial Notes of such holders in their reverse order of issuance.

         SECTION 4. Conversion Rights.

         SUBSECTION 4.1 HOLDER'S RIGHT TO CONVERT.

                  (a) OPTIONAL CONVERSION. (i) Subject to and upon compliance with the provisions of this Section 4, at any time after the date hereof, and from time to time, this Note shall be convertible, in whole or in part, at the option of the Holder, into duly authorized, validly issued, fully paid and nonassessable Applicable Shares at the then effective Conversion Rate.

                           (ii) Notwithstanding anything to the contrary in
subsection 4.1(a), conversion of this Note, in whole or in part, at the election of the Holder pursuant to subsection 4.1(a)(i) shall not occur and shall be postponed until all filings under the HSR Act and, if the Holder is not AOLTW or an Affiliate of AOLTW, under any Other Investment Laws, shall have been made and any required waiting period under the HSR Act shall have expired or been terminated, in each case, with respect to the receipt of Applicable Shares by the Holder. If at any time the Holder reasonably believes that additional filings under the HSR Act are required to be made (and any required waiting periods relating thereto to have expired or been terminated) or any approvals under any applicable Other Investment Laws, in order for the Holder to exercise any Conversion Rights hereunder, then the Company shall (i) take promptly all actions necessary to make the filings required of the Company and its Affiliates under the HSR Act or any other applicable law, rule or regulation and under any Other Investment Laws, (ii) comply at the earliest practicable date with any request for additional information received by the Company or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and any non-U.S. Governmental Authority pursuant to any applicable Other Investment Laws and (iii) promptly cooperate with the Holder in connection with the Holder's preparation of any necessary filings or submissions under the HSR Act and under any Other Investment Laws, and in connection with resolving any investigation or other regulatory inquiry concerning the transactions contemplated by the Agreement and the Notes commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general and any such non-U.S. Governmental Authority pursuant to any applicable Other Investment Laws. The Company shall also, at the request of the Holder, make additional filings under the HSR Act and under any applicable Other Investment Laws, and again comply with the preceding sentence as the Holder shall reasonably request from time to time in order to fully realize the rights and benefits under this Agreement and the Notes.

                           (iii) Notwithstanding anything to the contrary in
subsection 4.1(a), conversion of this Note, in whole or in part, into Applicable Shares at the election of the Holder pursuant to subsection 4.1(a)(i) shall not occur and shall be postponed to the extent that after such conversion, the aggregate number of Applicable Shares outstanding will exceed the authorized number of such Applicable Shares in the Certificate. In such event, any



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conversion of this Note, in whole or in part, into Applicable Shares pursuant to subsection 4.1(a)(i) shall be postponed until the authorized number of such Applicable Shares is sufficient to complete any such conversion of this Note.

                           (iv) In the event at any time the Conversion Rights
of the Holder may be limited in any way (including, without limitation, under subsection 4.1(a)(ii) or subsection 4.1(a)(iii)), the Company shall, in addition to its obligations described above, use its reasonable best efforts to take all actions necessary or advisable to cause such limitations to be removed and to provide to the Holder the full rights and benefits of its Conversion Rights hereunder.

                  (b) NO FRACTIONAL SHARES. No fractional Applicable Shares shall be issued upon conversion of this Note. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the Conversion Price per share of the Applicable Shares in effect as of the Conversion Date.

                  (c) MECHANICS OF CONVERSION.

                           (i) In order to exercise its rights pursuant to this
subsection 4.1, the Holder shall deliver written notice to the Company in the form of EXHIBIT 2 to this Note stating that such Holder (A) owns this Note free and clear of any Liens and (B) elects to convert all or part of the outstanding Face Amount of this Note, plus any accrued but unpaid Interest in respect of such amount. Such notice shall state the outstanding Face Amount of this Note, plus any accrued but unpaid Interest in respect of such amount, which the Holder seeks to convert. The date contained in the notice shall be the conversion date, unless such date is delayed while conversion is restricted pursuant to subsection 4.1(a)(ii) or subsection 4.1(a)(iii) (such later date, the "CONVERSION DATE") and the Holder shall be deemed to own the underlying Applicable Shares free and clear of all Liens as of such date and shall be treated for all purposes as the record holder of such Applicable Shares at the close of business on the Conversion Date. As soon as practicable (but no later than three business days) after the Conversion Date, the Company shall issue and deliver to the Holder a certificate or certificates for the number of Applicable Shares to which the Holder is entitled and the Holder shall surrender this Note to the Company in exchange for delivery of such certificates by the Company and, in the case of a partial redemption, a new Note with a Face Amount equal to the unconverted portion of the Note shall be delivered to the Holder with the certificates. A notice of conversion by a Holder under this subsection 4.1(c)(i) shall be irrevocable until the later of (x) 30 days after its delivery and (y) the Conversion Date set forth therein and thereafter shall be revocable at any time upon delivery by the Holder of a written notice of revocation to the Company if a certificate or certificates for the number of Applicable Shares to which the Holder is entitled with respect to the conversion specified in such notice has not been issued and delivered to the Holder.

                           (ii) The Company shall at all times during which the
Notes are outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Notes, such number of its duly authorized shares of (A) Applicable Shares as shall from time to time be sufficient to effect the conversion of all of the outstanding Notes,
(B) Series B Preferred Stock as shall from time to time be sufficient to effect the conversion of the outstanding Series F Preferred Stock, if any, issued upon conversion of the Notes, (C) Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK") as shall from time to time be sufficient to effect the conversion of the outstanding Series B Preferred Stock issued upon conversion of



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the Notes and conversion of Series F Preferred Stock and (D) Class A Common
Stock, par value, $.01 per share (the "CLASS A COMMON STOCK") as shall from time to time be sufficient to effect the conversion of (y) the outstanding Class B Common Stock obtained as, or as a result of conversion of, Applicable Shares which are Series B Preferred Stock and (z) the outstanding Notes.

                           (iii) If at any time the number of authorized but
unissued shares of Series F Preferred Stock, Series B Preferred Stock, Class B Common Stock or Class A Common Stock, as the case may be, shall not be sufficient to effect the conversion of all the then outstanding Notes and the conversion of any Capital Stock directly or indirectly issuable upon conversion of the Notes or received upon conversion of such Capital Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series F Preferred Stock, Series B Preferred Stock, Class B Common Stock and Class A Common Stock, as the case may be, to such number of shares as shall be sufficient for such purpose.

         SUBSECTION 4.2 ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES. The Conversion Price of this Note shall be subject to adjustment from time to time as follows:

                  (a) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL COMMON STOCK. (i) In the event that, at any time after the Initial Closing Date or from time to time, the Company shall issue any Additional Common Stock in a bona fide underwritten public offering, (x) for a consideration per share equal to or less than 90% of the Closing Price of such Additional Common Stock in effect as of the day of such issuance, then and in such event, the Conversion Price of this Note shall be reduced (but in no event increased), concurrently with such issue, to a price equal to the issue price per share of such shares of Additional Common Stock or (y) for a consideration per share equal to or less than 93% of the Closing Price of such Additional Common Stock but greater than 90% of the Closing Price thereof, in each case in effect as of the day of such issuance, then and in such event, the Conversion Price of this Note shall be reduced, concurrently with such issue to a price equal to the Conversion Price immediately prior to such issue multiplied by a fraction, (A) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Common Stock or issuable upon conversion at such time of all Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock outstanding immediately prior to the issuance of such Additional Common Stock, (2) 100% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock less than the Closing Price of such Additional Common Stock on such date, (3) 50% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock equal to or greater than the Closing Price of such Additional Common Stock on such date and (4) the total number of shares of Additional Common Stock which could have been purchased at the Closing Price of such Additional Common Stock with the aggregate consideration received by the Company through the issuance of such Additional



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Common Stock and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to issuance of such Additional Common Stock or issuable upon conversion at such time of all Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock outstanding immediately prior to the issuance of such Additional Common Stock,
(2) 100% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock less than the Closing Price of such Additional Common Stock on such date, (3) 50% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock equal to or greater than the Closing Price of such Additional Common Stock on such date and (4) the total number of shares of Additional Common Stock issued on such date.

                           (ii) In the event that, at any time after the Initial
Closing Date or from time to time, the Company shall issue Additional Common Stock in any manner other than in a bona fide underwritten public offering, (x) for a consideration per share equal to or less than 90% of the Fair Market Value of such Additional Common Stock in effect as of the date of and immediately prior to such issue, then and in such event, the Conversion Price of this Note shall be reduced (but in no event increased), concurrently with such issue, to a price equal to the issue price per share of such Additional Common Stock or (y) for a consideration per share less than the Fair Market Value of such Additional Common Stock but greater than 90% of the Fair Market Value thereof, in each case in effect as of the date of and immediately prior to such issue, then and in such event, the Conversion Price of this Note shall be reduced, concurrently with such issue to a price equal to the Conversion Price immediately prior to such issue multiplied by a fraction, (A) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Common Stock or issuable upon conversion at such time of all Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock outstanding immediately prior to the issuance of such Additional Common Stock, (2) 100% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock less than the Closing Price of such Additional Common Stock, (3) 50% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities other than which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock equal to or greater than the Closing Price of such Additional Common Stock, (4) the total number of shares of Additional Common Stock which could have been purchased at the Fair Market Value of such Additional Common Stock with the aggregate consideration received by the Company through the


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issuance of such Additional Common Stock and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to issuance of such Additional Common Stock or issuable upon conversion at such time of all Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock outstanding immediately prior to the issuance of such Additional Common Stock, (2) 100% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options of Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock less than the Closing Price of such Additional Common Stock on such date, (3) 50% of the number of shares of Common Stock of the Company directly or indirectly issuable upon conversion or exercise of Options or Convertible Securities (other than Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock) which have per share conversion or exercise prices as of the date of issuance of such Additional Common Stock equal to or greater than the Closing Price of such Additional Common Stock on such date and (4) the number of shares of Additional Common Stock issued on such date.

                  (b) DEEMED ISSUANCES OF ADDITIONAL COMMON STOCK. (i) OPTIONS AND CONVERTIBLE SECURITIES. In the event that at any time or from time to time after the Initial Closing Date, the Company shall issue any Options or Convertible Securities (other than (x) Convertible Securities issued upon conversion of Series B Preferred Stock, Series C Preferred Stock or Series F Preferred Stock outstanding on the Initial Closing Date, issued upon conversion of Notes or in payment of interest on Notes, issued in payment of dividends on such preferred stock, issued upon exercise of the AOL Warrant (as defined below), (y) Notes issued pursuant to the terms of the Agreement or (z) Options to officers, directors and employees of the Company pursuant to a stock option plan approved by the Board) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then for purposes of the definition of "ADDITIONAL COMMON STOCK" the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent anti-dilution adjustment of such number) directly or indirectly issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be shares of Additional Common Stock issued as of the time of such issue or, in the case such a record date shall have been fixed, as of the close of business on such record date; PROVIDED that in any such case in which shares of Additional Common Stock are deemed to be issued:

                           (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Additional Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Additional Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

                                    (1) in the case of Convertible Securities or
                  Options for shares of Additional Common Stock, only the shares of Additional Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities were issued, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                    (2) in the case of Options for Convertible
                  Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the shares of Additional Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (D) no readjustment pursuant to clauses (C)(1) and
         (C)(2) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the Initial Closing Date, or (ii) the Conversion Price that would have resulted from any issuance of shares of Additional Common Stock between the original adjustment date and such readjustment date and/or any adjustment under section 4.2(b)(ii), 4.2(d), or 4.2(e);

                           (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options issued on the same date, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                           (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to subsection 4.2(a) as of the actual date of their issuance.

                           (ii) STOCK DIVIDENDS, STOCK DISTRIBUTIONS,
SUBDIVISIONS AND COMBINATIONS AND CONSOLIDATIONS. In the event the Company at any time or from time to time after the Initial Closing Date shall declare or pay any dividend or make any other distribution on the shares of Capital Stock payable in shares of Capital Stock, or effect a subdivision of the outstanding shares of Capital Stock (by reclassification or otherwise than by payment of a dividend in shares of Capital Stock) or in the event that the outstanding shares of Capital Stock shall be combined (by reclassification or otherwise), then and in any such event, the Conversion Price shall be proportionately reduced or increased to reflect the change in the total number of shares of such Capital Stock outstanding as a result of such dividend, distribution, subdivision or combination, provided that, in connection with any dividend, distribution, subdivision or combination of Common Stock of the Company, no such adjustment shall be made with respect to the Conversion Price as it applies to the conversion of the Notes into shares of Series F Preferred Stock or Series B Preferred Stock if the conversion rate of such shares is appropriately adjusted in connection with such action pursuant to the Certificate:

                           (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                           (B) in the case of any such subdivision or combination at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to subsection 4.2(a) as of the time of actual payment of such dividend or distribution.

                  (c) DETERMINATION OF CONSIDERATION. For purposes of this
Section 4, the consideration received by the Company for the issue of any shares of Additional Common Stock shall be computed as follows:

                           (i) CASH AND PROPERTY. Such consideration shall:

                           (A) insofar as it consists of cash, be computed as the net amount of cash actually received by the Company plus in the case of issuances registered under the Securities Act or pursuant to Rule 144A of the Securities Act, reasonable and customary commissions or concessions paid by the Company to underwriters, dealers or others performing similar services in connection with such issuance;

                           (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board or, to the extent in excess of $2,000,000, an independent appraiser; and

                           (C) in the event shares of Additional Common Stock are issued for cash and property other than cash, by the proportion of each such consideration so received, computed as provided in clauses
         (1) and (2) above, as determined in good faith by the Board or, to the extent in excess of $2,000,000, an independent appraiser.

                           (ii) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Company for shares of Additional Common Stock deemed to have been issued pursuant to subsection 4.2(b)(i), relating to Options and Convertible Securities, shall be determined by dividing:

                           (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B) the maximum number of shares of Additional Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent anti-dilution adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (d) ADJUSTMENTS FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If any Applicable Shares issuable upon conversion of this Note shall be changed into the same or a different number of shares of any other series of shares, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price and other terms of this Note then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that this Note shall be convertible into, in lieu of the number of shares of Applicable Shares which the Holder would otherwise have been entitled to receive, a number of shares of such other series of shares equivalent to the number of shares of Applicable Shares that would have been subject to receipt by the Holder upon conversion of this Note immediately before such change. After such event and after giving effect to the provisions of this subsection 4.2(d), the provisions of Section 4.2 shall apply to this Note and the shares of such other series of shares into which this Note has become convertible as nearly as consistent with the application of the provisions Section 4.2 prior to such event.

                  (e) REORGANIZATION, MERGERS, CONSOLIDATIONS, OR SALES OF ASSETS. Without in any way limiting the provisions of Section 7, if at any time or from time to time there shall be a capital reorganization of the shares of Capital Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this subsection 4.2) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's and its subsidiaries' consolidated properties and assets to any other person (collectively, a "CAPITAL REORGANIZATION"), then, as a part of such Capital Reorganization provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such Capital Reorganization, to which a holder of shares of Applicable Shares deliverable upon conversion would have been entitled upon such Capital Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this subsection 4.2 with respect to the rights of the Holder after the Capital Reorganization to the end that the provisions of this subsection 4.2 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of this Note) shall be applicable after that event as nearly equivalent as may be practicable.

                  (f) NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reorganization, recapitalization, transfer of assets, merger, consolidation, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this subsection 4.2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. Without limiting the obligations of the Company described in the foregoing sentence, the Company shall not engage in any reorganization, recapitalization, transfer of assets, merger, consolidation, dissolution, issue or sale of securities or any other voluntary action which would cause adjustments to the Conversion Price under this subsection 4.2 such that the Conversion Price after giving effect to any such adjustment would be less than $3.020 (as adjusted for stock splits, subdivisions and other changes in the Class A Common Stock after the date hereof), unless approval of the Company's shareholders has been obtained with respect to the issuance of Applicable Shares of this Note at a Conversion Price less than such amount upon conversion, all in compliance with Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

                  (g) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this subsection 4.2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the class and number of Applicable Shares and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

                  (h) MINIMUM ADJUSTMENT OF CONVERSION PRICE. If the amount of any adjustment of the Conversion Price required pursuant to this Section 4.2 would be less than one tenth (1/10) of one percent (1%) of the Conversion Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Conversion Price.

                  (i) NOTICES OF RECORD DATE. Without in any way limiting the provisions of Section 6 or 7, in the event that the Company shall propose at any time:

                           (i) to declare any dividend or distribution upon the
shares of Capital Stock, whether in cash, property, shares or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                           (ii) to offer for subscription PRO RATA to the
holders of any class or series of its outstanding Capital Stock any additional shares of any class or series or any other Securities or property, or to receive any other rights;

                           (iii) to effect a Capital Reorganization; or

                           (iv) to merge with any other corporation, or sell,
lease or convey substantially all its property or business, or to liquidate dissolve or wind up;

then, in connection with such event, the Company shall send to the Holder at least 20 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of shares of Capital Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses
(iii) and (iv) above. With regard to the matters referenced in clauses (iii) and
(iv) above, such written notice shall describe the material terms and conditions of the proposed transaction; PROVIDED, HOWEVER, that any notice required by this subsection 4.2(i) may be waived by the Holder.

         SECTION 5. Affirmative Covenants. The Company agrees it will, and will cause its Subsidiaries, as applicable, to, perform or cause to be performed the obligations set forth below.

         SUBSECTION 5.1 NOTICES, ETC. In addition to any other notices and information required under this Note, the Company will promptly furnish to the Holder, the following notices and information:

                  (a) notice of any development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

                  (b) notice of the occurrence of any Default;

                  (c) notice of the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Company or any Subsidiary that could reasonably be expected to be adversely determined and, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

                  (d) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Holder may reasonably request (it being understood that the Company shall not be required to provide any information or documents which are subject to confidentiality provisions the nature of which prohibit such disclosure).

         SUBSECTION 5.2 MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. The Company will, and will cause each of its Significant Subsidiaries to, (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business in the ordinary course, including the payment (before the same become delinquent) of all material taxes imposed upon the Company or its Significant Subsidiaries or upon their property, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Company or its Subsidiaries, as applicable, and
(ii) comply in all respects with all agreements to which it or any of its Significant Subsidiaries is a party, to the extent the non-compliance therewith could reasonably be expected to result in a Material Adverse Effect; PROVIDED that the foregoing shall not prohibit any merger or consolidation or other transaction permitted under subsection 6.5.

         SUBSECTION 5.3 MAINTENANCE OF PROPERTIES. The Company will, and will cause each of its Significant Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Company and its Significant Subsidiaries may be properly conducted at all times, unless the Company or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

         SUBSECTION 5.4 INSURANCE. The Company will, and will cause each of its Significant Subsidiaries to (or will, with respect to each of its Significant Subsidiaries), maintain:

                  (a) insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Company and its Significant Subsidiaries (it being understood that maintenance of the coverage held by the Company and its Significant Subsidiaries on the Initial Closing Date shall be deemed to be in compliance with this clause in respect of the property then owned); and

                  (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

         SUBSECTION 5.5 BOOKS AND RECORDS. The Company will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Holder or any of its representatives other than Excluded Persons (as defined below), at reasonable times and intervals (which, in the absence of an Event of Default, shall be no more than twice per year by any Holder or group of Holders) upon reasonable prior notice to the Company, to visit the offices of the Company and its Significant Subsidiaries, to discuss such Person's financial matters with its officers and employees, and its independent public accountants (and the Company hereby authorizes such independent public accountant, upon the occurrence and during the continuance of any Event of Default, to discuss such Person's financial matters with the Holder or its representatives other than Excluded Persons whether or not any representative of the Company is present, and if no Event of Default has occurred and is continuing, only if a representative of the Company is present) and to examine (and photocopy extracts from) any of its books and records, in each case subject to applicable confidentiality restrictions of the Company and its Significant Subsidiaries; provided that in the absence of an Event of Default, any visit by the Holder under this Subsection 5.5 shall be initiated at the direction of the Majority Holders and the Majority Holders shall be required to give reasonable notice to all other holders of the Notes prior to any visit to the Company. The Company shall pay any fees of such independent public accountant incurred in connection with any Holder's exercise of its rights pursuant to this subsection during an Event of Default, or if such visits or discussions occur not more than once per year, in the absence of an Event of Default.

         SUBSECTION 5.6 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Company will furnish the Holder the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Company and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct in all material respects by the chief financial or accounting Authorized Officer of the Company;

                  (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow of the Company and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants of recognized national standing or otherwise reasonably acceptable to the Majority Holders, and stating that, in performing the examination necessary to deliver the audited financial statements of the Company, no knowledge was obtained of any Event of Default (or a statement as to such accountants' knowledge of any Event of Default);

                  (c) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company with the SEC or with any national securities exchange, or distributed by the Company to its public security holders generally, as the case may be (other than registration statements on Form S-8, filings under Section 16(a) or 13(d) of the Exchange Act of 1934, as amended, and routine filings related to employee benefit plans);

                  (d) promptly upon receipt thereof, copies of all "management letters" submitted to the Company by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants; and

Information required to be delivered pursuant to clauses (a), (b) and (c) of this subsection shall be deemed to have been delivered on the date on which the Company provides notice to the Holder that such information has been posted on the Company's website, on the internet at the website address listed on such notice or at www.sec.gov and accessible by the Holder without charge.

         SUBSECTION 5.7 RULE 144. The Company covenants that:

                  (a) it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable the Holder to sell the Applicable Shares or any Capital Stock into which such Applicable Shares, or such Capital Stock, are convertible (the "CONVERSION SHARES") pursuant to Rule 144 under the Securities Act;

                  (b) it shall cooperate with the Holder in connection with any sale, transfer or other disposition by the Holder of any Conversion Shares pursuant to Rule 144 under the Securities Act;

                  (c) it will take such action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell its Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions; and

                  (d) upon the request of the Holder, it shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         SECTION 6. Negative Covenants. The Company covenants and agrees with the Holder that:

         SUBSECTION 6.1 BUSINESS ACTIVITIES. The Company will not, and will not permit any of its Subsidiaries to, engage in any business activity except Permitted Businesses.

         SUBSECTION 6.2 INDEBTEDNESS. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

                  (a) Indebtedness in respect of the Notes;

                  (b) Indebtedness existing as of the Initial Closing Date which is identified in Item 6.2 of the Disclosure Schedule;

                  (c) Indebtedness (i) incurred in the ordinary course of business of the Company and its Subsidiaries (including current accounts payable extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which either (x) such amounts are accrued on the books of the Company or such Subsidiary or (y) a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case) Indebtedness incurred through the borrowing of money or Guarantee Obligations in respect thereof;

                  (d) Indebtedness (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of such property of the Company and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) (provided that such Indebtedness is incurred within 180 days of the acquisition of such property), (iii) incurred to finance the construction or improvement of property or assets owned by the Company or any of its Subsidiaries and (iv) that constitutes Capitalized Lease Liabilities; PROVIDED THAT, Indebtedness permitted under this clause (d) shall not exceed in the aggregate $5,000,000 at any time outstanding.

                  (e) intercompany Indebtedness among the Company and its wholly owned Subsidiaries;

                  (f) Indebtedness of a Person existing at the time such Person became a Subsidiary of the Company or was merged or consolidated into the Company or into any Subsidiary, but only if such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary or being merged or consolidated into the Company or into any Subsidiary;

                  (g) Hedging Obligations incurred by the Company or any of its Subsidiaries solely as bona fide hedges and not for speculative purposes;

                  (h) Indebtedness arising from guarantees to suppliers, lessors, licensors, contractors or customers incurred in the ordinary course of business;

                  (i) Guarantee Obligations of any Subsidiary with respect to Indebtedness of the Company or a direct or indirect wholly owned Subsidiary permitted under this Section 6.2;

                  (j) renewals and refinancing of any Note or any Indebtedness permitted above; provided that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness refinanced; and

                  (k) other unsecured Indebtedness of the Company and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $25,000,000; PROVIDED that no Indebtedness otherwise permitted by this clause (k) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

         SUBSECTION 6.3 LIENS. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except the following (collectively "PERMITTED LIENS"):

                  (a) Liens existing as of the Initial Closing Date and disclosed in Item 6.3 of the Disclosure Schedule, and refinancings thereof; PROVIDED that no such Lien shall encumber any additional property and the amount of Indebtedness or other obligations secured by such Lien is not increased from that existing on the Initial Closing Date (as such Indebtedness or other obligations may have been permanently reduced subsequent to the Initial Closing
Date);

                  (b) Liens securing Indebtedness of the type permitted under clause (d) of subsection 6.2; PROVIDED that (i) such Lien is granted within 180 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

                  (c) Liens securing Indebtedness permitted by clause (g) of subsection 6.2; PROVIDED that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof;

                  (d) Liens incidental to the ordinary conduct of the Company's business or the ownership of its assets which were not incurred in connection with the borrowing of money, such as carrier's, warehousemen's, materialmen's, landlord's and mechanic's liens, and which do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the ordinary course of its business;

                  (e) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

                  (f) judgment Liens which do not otherwise result in an Event of Default under Section 7(a)(iv);

                  (g) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

                  (h) Liens for Taxes, assessments or governmental charges or levies, or otherwise arising by operation of law, which Liens are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (i) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;

                  (j) Liens arising solely by virtue of any statutory provisions relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depositary institution;

                  (k) other Liens in respect of property or assets of the Company or any Subsidiary so long as the aggregate principal amount of the Indebtedness secured by such Liens does not exceed $1,000,000 at such time (it being understood that any Lien permitted under any other clause in this subsection shall not be included in the computation described in this clause); and

                  (l) any extension, renewal or replacement of the foregoing Liens; PROVIDED that the Liens permitted hereunder shall not cover any additional Indebtedness or property (other than like property substituted for property covered by such Lien).

         SUBSECTION 6.4 INVESTMENTS AND ACQUISITIONS. The Company will not, and will not permit any of its Subsidiaries to, make any Investment, except for:

                           (i) the purchase of all or substantially all of
Capital Stock or assets of another Person constituting the acquisition of a business unit;

                           (ii) Investments in cash and Cash Equivalents;

                           (iii) Investments received in connection with the
bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                           (iv) Investments constituting capital expenditures
scheduled to be made in accordance with a business plan approved by the Board;

                           (v) Investments by way of contributions to capital or
purchase of Capital Stock by the Company or any Subsidiary of the Company in or from any wholly owned Subsidiary;

                           (vi) Investments constituting (A) accounts receivable
arising, (B) trade debt granted or (C) deposits made in connection with, the purchase price of goods or services, in each case in the ordinary course of business;

                           (vii) Investments consisting of any deferred portion
of the sales price received by the Company or any Subsidiary in connection with any Disposition permitted under Section 6.8;

                           (viii) Hedging Obligations;

                           (ix) Investments in Capital Stock of any Person
received in exchange for bona fide services provided to such Person or its Affiliates by the Company or any of its Subsidiaries in the ordinary course of business; and

                           (x) other Investments not to exceed in the aggregate
$1,000,000 at any time;

PROVIDED that, in the case of each of clauses (i), (iv), (vii), (ix) and (x) above, before the taking of such actions, no Default shall have occurred and be continuing, and after giving effect thereto no Default shall occur.

         SUBSECTION 6.5 MERGER, CONSOLIDATION ETC. The Company shall not, and shall not permit its Subsidiaries to, consolidate or merge with any other Person or Dispose of its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (a) in the event that the Company shall consolidate with or merge into another Person or Dispose of its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires the properties and assets of the Company in such Disposition shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (b) in the event that the Company shall consolidate or merge with another Person and the entity surviving such transaction or transferee entity is not the Company, or Dispose of its properties and assets substantially as an entirety to any Person, , then such surviving or transferee entity shall expressly assume, by delivery of a written instrument in form reasonably satisfactory to the Holder, all of the Company's rights and obligations under this Note;

                  (c) immediately after giving effect to such transaction, no Default shall have occurred and be continuing and there shall not have occurred as a result thereof a significant deterioration of the creditworthiness of the resulting obligor in respect of this Note from that of the Company prior to giving effect thereto in the reasonable and good faith determination of the Holder; and

                  (d) the Company shall have delivered to the Holder a certificate of an Authorized Officer stating that such consolidation, merger, Disposition, conveyance, transfer or lease indenture, complies with this Section
6.5 (except to the extent relating to the determination of the Holder referred to in clause (c) above).

         SUBSECTION 6.6 TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates (other than AOLTW and AOL and any of their respective Affiliates, and, in the case the Holder is not AOLTW or any of its Affiliates, other than Banco Itau, S.A., Aspen Investments LLC and Atlantis Investments LLC and any of their respective Affiliates), unless such arrangement, transaction or contract
(i) is on fair and reasonable terms no less favorable to the Company or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate, (ii) is of the kind which would be entered into by a prudent Person in the position of the Company or such Subsidiary with a Person that is not one of its Affiliates, (iii) was entered into prior to the Initial Closing Date or contemplated by any agreement entered into prior to the Initial Closing Date, or (iv) is with officers, directors, representatives or other employees of the Company and its Subsidiaries relating specifically to employment as such.

         SUBSECTION 6.7 RESTRICTED PAYMENTS, ETC.(a) The Company will not, and will not permit any of its Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than (i)

Restricted Payments made by Subsidiaries to the Company or by Subsidiaries to other wholly owned Subsidiaries, (ii) subject to Section 4.2, if applicable, declare and make dividends on or redeem preferred stock of the Company in each case only in accordance with the respective terms of such preferred stock and payable only in shares of its Capital Stock, and (iii) subject to Section 4.2, repurchase shares of its Capital Stock or Options held by the officers, directors and employees of the Company, so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements approved by the Board or as required by applicable law; PROVIDED that before the taking of the action described in clause (iii), no Default shall have occurred and be continuing, and after giving effect thereto no Default shall occur.

         SUBSECTION 6.8 DISPOSITIONS. The Company will not, and will not permit any of its Subsidiaries to, make any Disposition, except:

                  (a) the Disposition of obsolete or worn out property in the ordinary course of business;

                  (b) the sale of inventory in the ordinary course of business;

                  (c) an Investment permitted under Section 6.4;

                  (d) the settlement of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof in the ordinary course of business;

                  (e) Dispositions made by a Subsidiary to the Company or any of its wholly owned Subsidiaries;

                  (f) licenses or sublicenses of trademarks, trade names, copyrights, patents and other intellectual property entered into by the Company or any of its Subsidiaries in the ordinary course of business; and

                  (g) the Disposition of other property having a fair market value not to exceed $2,000,000 in the aggregate for any fiscal year of the Company; PROVIDED that all of the consideration therefor must be cash.

         SECTION 7. Events of Default.

                  (a) DEFINITION. For purposes of this Note, an "EVENT OF DEFAULT" shall be deemed to have occurred if:

                           (i) the Company fails to pay when due (A) the
principal or Face Amount on this Note on the Final Maturity Date, upon optional or mandatory redemption, or otherwise or (B) Interest on the Note and such default on the payment of Interest shall continue unremedied for a period of five days after such amount was due;

                           (ii) The Company or any Significant Subsidiary shall

                           (A) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                           (B) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                           (C) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be dismissed or discharged within 60 days, if in the U.S., or 90 days, if outside the U.S.;

                           (D) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Company or any Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Company or any Significant Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain undismissed, unstayed or undischarged for 60 days, if in the U.S., or 90 days, if outside the U.S.; or

                           (E) take any action authorizing, or in furtherance of, any of the foregoing;

                           (iii) the Company (A) fails to observe or perform any
covenant under Section 5.1(b) or Section 6 of this Note or (B) fails to observe or perform any other covenant contained in this Note or in the Agreement, and such breach or failure continues for a period of 30 days from the date of its occurrence;

                           (iv) any judgment or order for the payment of money
individually or in the aggregate in excess of $5,000,000 (exclusive of any amounts covered by insurance (less any applicable deductible) and as to which the insurer is not contesting its responsibility to cover such judgment or order) shall be rendered against the Company or any of its Subsidiaries and such judgment shall not have been vacated or discharged or stayed pending appeal (for so long as such appeal is pending) or satisfied pending appeal by the posting of a bond or guaranty (for so long as such appeal is pending) within 60 days, if in the U.S., or 120 days, if outside the U.S. (but only if the Company has used its reasonable best efforts to cause such judgment to be vacated, discharged or stayed pending appeal), in each case after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order and shall not have been dismissed, stayed or discharged within the period prescribed by applicable law;

                           (v) a default shall occur in the payment of any
amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness of the Company or any of its Subsidiaries having an outstanding principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity; PROVIDED that this Section shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and is promptly paid in full; or

                           (vi) at any time the number of authorized but
unissued shares of Series F Preferred Stock, Series B Preferred Stock, Class B Common Stock or Class A Common Stock, as the case may be, shall not be sufficient to effect the conversion of all the then outstanding Notes and the conversion of any Capital Stock directly or indirectly issuable upon conversion of the Notes or received upon conversion of such Capital Stock and such circumstance continues unremedied for a period of 30 days from the date of its occurrence.

                  (b) CONSEQUENCES OF EVENTS OF DEFAULT. (i) If an Event of Default has occurred pursuant to this Note, then (A) the Holder may by notice to the Company terminate any remaining obligation of the Holder to purchase additional Notes under the Agreement and any such obligation shall thereafter cease to have further force and effect and (B) the Holder may by notice to the Company declare all or any portion of the Face Amount of, and accrued but unpaid Interest on, this Note due and payable and demand immediate payment of the Redemption Price thereon in cash in U.S. Dollars; PROVIDED, HOWEVER, that if an Event of Default has occurred pursuant to Section 7(a)(ii), then (x) this Note shall automatically and immediately become due and payable at the Redemption Price without notice and (y) any remaining obligation of the Holder to purchase additional Notes under the Agreement shall terminate and thereafter cease to have further force and effect.

                           (ii) Subject to the other provisions of this Note,
the Holder shall also have, upon the occurrence and continuance of an Event of Default, any other rights which the Holder may have pursuant to applicable law in equity, or contract.

         SECTION 8. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holders owning a majority of the then outstanding aggregate Face Amount of all Notes (the "MAJORITY HOLDERS"); PROVIDED, however, that without the prior written consent of the Holder, no such action shall (i) change the amount of Notes whose holders must consent to an amendment, (ii) change the stated rate of or extend the stated time for or manner in which interest accrues or payment of interest is made on this Note, (iii) reduce the amount of or any provision relating to the scheduled payment of principal on this Note, or (iv) make this Note payable in any money or at any place other than as stated in this Note. Any amendment, consent or waiver permitted to be effected and actually effected by the Majority Holders in accordance with the preceding sentence shall be binding upon all holders of the Notes.

         SECTION 9. Costs of Collection. In the event that the Company fails to pay when due the full amounts due hereunder (including, without limitation, upon acceleration in connection with an Event of Default), the Company shall indemnify and hold harmless the Holder from and against all reasonable costs and expenses incurred in connection with the enforcement of the provision or collection of such amounts (including, without limitation, reasonable attorneys' fees and expenses.)

         SECTION 10. Registration of Transfer and Exchange Generally.

                  (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall keep at its principal executive offices a register (the register maintained in such being herein sometimes collectively referred to as the "NOTE REGISTER") in which the Company shall provide for the registration of Notes and of transfers and exchanges of Notes. At the option of the Holder, this Note may be exchanged for other Notes, of a like aggregate principal amount in minimum denomination of $10,000,000 and bearing such restrictive legends as may be required by law upon surrender of this Note to be exchanged at the Company's principal executive offices. Whenever any Notes are so surrendered for exchange, the Company shall execute and make available for delivery the Notes which the Holder is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of any Notes.

                  (b) REGISTRATION RIGHTS/STOCKHOLDERS AGREEMENT. (i) TRANSFERS BY AND AMONG AOLTW AND ITS SUBSIDIARIES. In connection with any assignment, sale or transfer of this Note to AOLTW or to any of its Subsidiaries in accordance with the terms of this Note, the Company shall execute and deliver to, and such assignee shall agree in writing to become a party to (in the event that such assignee is not yet a party), by executing a counterpart signature page to (A) the Second Amended and Restated Registration Rights Agreement (as defined in the Agreement) and the registration rights of the Class A Common Stock issued or issuable, directly or indirectly, by the Company upon conversion of or as interest on the Notes shall be assigned to such assignee in accordance with
Section 10.6 of the Second Amended and Restated Registration Rights Agreement and (B) the Second Amended and Restated Stockholders Agreement (as defined in the Agreement).

                           (ii) TRANSFERS BY AND AMONG PERSONS NOT A SUBSIDIARY
OF AOLTW. In connection with any assignment, sale or transfer of this Note to any Person not a Subsidiary of AOLTW (an "UNAFFILIATED HOLDER") in accordance with the terms of this Note, the Company shall execute and deliver to such Unaffiliated Holder the Assignee Registration Rights Agreement attached to the Agreement as Exhibit E thereto. Within 30 days of receipt by the Unaffiliated Holder of such agreement from the Company, the Unaffiliated Holder shall have the right (i) to become a party to such agreement by executing a counterpart signature page to such agreement and thereafter, the Class A Common Stock issued or issuable, directly or indirectly, by the Company upon conversion of or as interest on the Notes shall be deemed "Registrable Securities" thereunder in accordance with its terms or (ii) refuse to become a party to such agreement; provided that failure to deliver a counterpart signature page to such agreement to the Company within such 30 day period shall constitute refusal for the purposes of clause (ii) above. Any Unaffiliated Holder to which this Note is to be transferred shall be a third-party beneficiary for the purposes of this
Section 10(b)(ii).

                  (c) RESTRICTIONS ON TRANSFER.

                           (i) The Holder understands that this Note and the
Applicable Shares, and any securities issued in respect of or in exchange for this Note or the Applicable Shares, may bear one or more restrictive legends regarding registration under applicable securities laws and any other legends that may be required by law or by any agreement binding upon the Holder, this Note or the Applicable Shares. If requested by the Company, in connection with any assignment, sale or transfer of this Note, the Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such assignment, sale or transfer will not require registration under the Securities Act and thereafter, the Company, at the request of the Holder, shall exchange this Note for one or more Notes which eliminate any restrictive legends that are no longer required by law or by any agreement binding upon the Holder.

                           (ii) The Holder may only transfer this Note in
denominations of not less than $10,000,000.

                           (iii) The Holder may not transfer this Note to a
Competitor.

                  (d) MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If any mutilated Note is surrendered to the Company, the Company shall execute and make available for delivery in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company (i) evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by the Company to save itself harmless, then, in the absence of notice to the Company that such Note has been acquired by a protected purchaser, the Company shall execute and make available for delivery, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone.

         SECTION 11. Notices and Other Communications. All notices and other communications to the Holder hereunder are to be delivered to the Holder at the address set forth on EXHIBIT 3 attached hereto or to such other address or to the attention of such other person, as specified by prior written notice to the Company.

         SECTION 12. Confidentiality. The Holder and each transferee of a Holder shall hold all non-public information obtained by the Holder or such transferee Holder pursuant to the requirements of this Note as confidential; PROVIDED, HOWEVER, the Holder may disclose such confidential information (i) to its employees, directors, officers, outside auditors, counsel and other professional advisors (except those employees, directors and officers who are also employees, directors or officers of a Competitor ("EXCLUDED PERSONS")) or those of any of its Affiliates that are not Competitors (which auditors, counsel and advisors shall be informed of the confidential nature of such information and that such information may not be disclosed), (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective assignee of this Note, (iii) in response to any order of any court, Governmental Authority or as may otherwise be required pursuant to any foreign, federal, state or local law, statute, rule or regulation, (iv) if required to do so in connection with any litigation or similar proceeding pursuant to a request for discovery, subpoena or other compulsory process, (v) that has been publicly disclosed by the Company, (vi) in connection with the exercise of any remedy under this Note or
(vii) with the prior written consent of the Company. In the event that such Holder receives a request to disclose all or any part of the non-public information under the terms of a subpoena or other order issued by a court having jurisdiction or by a governmental body, or, by any law or regulation, the Holder agrees that it shall promptly notify the Company of the existence, terms and circumstances surrounding such a request, so that the Company may seek an appropriate protective order or other remedy, and the Holder will cooperate and assist the Company in seeking such order or remedy if reasonably requested by the Company. If disclosure of such information is required, the Holder agrees that it will exercise reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such of the disclosed information which the Company so designates.

         SECTION 13. Additional Definitions. The following are defined terms used in this Note but not otherwise defined herein:

         "ADDITIONAL COMMON STOCK" means all shares of Common Stock issued (or, pursuant to subsection 4.2(b), deemed to be issued) by the Company after the Initial Closing Date, other than shares of Common Stock issued or issuable (or, pursuant to subsection 4.2(b), deemed to be issued) by the Company:

         (i) upon conversion of (A) shares of Class B Common Stock, Class C Common Stock, Series B Preferred Stock or Series C Preferred Stock or exercise of Options that were outstanding as of the Initial Closing Date in accordance with the terms of such Class B Common Stock, Class C Common Stock, Series B Preferred Stock or Series C Preferred Stock or Options as in effect on such date and (B) any and all shares of Capital Stock issuable upon any and all further conversions of such shares of Capital Stock in accordance with their respective terms:

         (ii) upon conversion of (A) the Notes into Applicable Shares in accordance with its terms as in effect on such date, (B) such Applicable Shares into shares of Capital Stock in accordance with their respective terms and (C) any and all shares of Capital Stock issuable upon any and all further conversions of such shares of Capital Stock in accordance with their respective terms;

         (iii) upon conversion of (A) Applicable Shares issued as interest on the Notes in accordance with their respective terms as in effect on such date and (B) any and all shares of Capital Stock issuable upon any and all further conversions of such shares of Capital Stock in accordance with their respective terms;

         (iv) (A) upon exercise of the warrant issued to AOL dated August 7, 2000 to purchase 16,541,250 shares of Capital Stock in accordance with its terms as in effect on such date and (B) upon conversion of any and all shares of Capital Stock issuable upon any and all further conversions of such shares of Capital Stock in accordance with their respective terms;

         (v) (A) as dividends on the Series B Preferred Stock, the Series C Preferred Stock or the Series F Preferred Stock outstanding as of the Initial Closing Date in accordance with the terms of such Series B Preferred Stock, Series C Preferred Stock or Series F Preferred Stock as in effect on such date, (B) as dividends on the shares of Capital Stock issued as dividends on the Applicable Shares and (C) upon conversion of any and all shares of Capital Stock issuable upon any and all further conversions of such shares of Capital Stock issued as such dividends in accordance with their respective terms as in effect on such date;

         (vi) (A) as dividends on the Applicable Shares issued upon conversion of or as interest on, Notes in accordance with their respective terms as in effect on such date and (B) ) upon conversion or exchange of any and all shares of Capital Stock issuable upon any and all further conversions or exchanges of such shares of Capital Stock issued as such dividends in accordance with their respective terms;

         (vii) to officers, directors and employees of the Company pursuant to a stock option plan approved by the Board; and

         (viii) in any event for which adjustment is made pursuant to subsections 4.2(b)(ii).

         "AFFILIATE" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

         "AOL" means America Online, Inc., a Delaware corporation.

         "AOLTW AFFILIATED HOLDER" means each of AOLTW's Wholly Owned Affiliates and Employees.

         "APPLICABLE SHARES" means

         (i) prior to the occurrence of a Class B Triggering Event (as defined in the Certificate), if AOLTW or any AOLTW Affiliated Holder is the Holder

                  (A) the Series F Preferred Stock, prior to the automatic conversion of the Series F Preferred Stock into Series B Preferred Stock pursuant to the certificate of designation with respect to the Series F Preferred Stock; and

                  (B) the Series B Preferred Stock, after the automatic conversion of the Series F Preferred Stock into Series B Preferred Stock pursuant to the certificate of designation with respect to the Series F Preferred Stock.

         (ii) after the occurrence of a Class B Triggering Event, or if any Person other than AOLTW or any AOLTW Affiliated Holder is the Holder, the Class A Common Stock.

         "ASSET SALE" means any Disposition (other than Dispositions permitted under clauses (b), (c), (d), (e) and (f) of Section 6.8) of property, rights or other assets or series of related Dispositions of property, rights or other assets that yields aggregate gross proceeds to the Company or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $100,000.

         "AUTHORIZED OFFICER" means, with respect to any Person, the Chief Executive Officer, President, Vice-President, Treasurer, Secretary or Assistant Secretary.

         "BOARD" means the Board of Directors of the Company.

         "BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

         "CASH EQUIVALENTS" means (a) marketable direct obligations issued by, or guaranteed by, the United States Government or any agency thereof or any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be); (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("MOODY'S"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition; (f) shares of money market mutual or similar funds which invest in assets satisfying the requirements of clauses (a) through
(e) of this definition; (g) instruments issued or guaranteed by the government of Brazil or Mexico or any other jurisdiction where the Company or any of its Subsidiaries conducts business (other than Argentina).

         "CAPITAL STOCK" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Class A Common Stock, Class B Common Stock, Class C Common Stock par value $.01 per share of the Company, Series B Preferred Stock, Series C Redeemable Convertible Preferred Stock of the Company and Series F Preferred Stock.

         "CAPITALIZED LEASE LIABILITIES" means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of this Note the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CERTIFICATE" means the Restated Certificate of Incorporation of the Company as in effect from time to time.

         "CLOSING PRICE" shall mean, as of any date, with respect to (i) a share of any Common Stock of the Company, the last sale price as of the most recently-ended trading day for a share of Class A Common Stock of the Company as quoted on any national securities exchange or on the NASDAQ National Market System as reported in the Eastern Edition of The Wall Street Journal, or if the Class A Common Stock shall not be listed on any such exchange or traded on any such automated quotation system, the closing or latest reported price for Class A Common Stock in the over-the-counter market as of the most recently-ended trading day as reported by NASDAQ or another reputable reporting service (as reasonably determined by the Board of Directors of the Company), or if the shares of Class A Common Stock shall not be so reported on such trading day, then the Closing Price per share of such Class A Common Stock shall be the fair market value thereof as determined by an investment banking firm selected by AOLTW and reasonably acceptable to the Company, and (ii) a share of preferred stock of the Company which is convertible into Common Stock, the Closing Price as of such date of the number of shares of Class A Common Stock into which such share of preferred stock is convertible or ultimately convertible on such date.

         "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "COMMON STOCK" means all common stock of the Company, including , without limitation, Class A Common Stock, Class B Common Stock and Class C Common Stock, and any other shares, interests, participations or other equivalents the value of which is related to the value of the common stock of the Company.

         "COMPETITOR" means any Person that competes or any Person whose Affiliates compete in a material way with the Company or any of its operating companies including, without limitation: Globo.com, StarMedia, Yahoo, MSN.com, TerraLycos, Universo Online, Prodigy and Ciudad Internet. For purposes of this definition of "Competitor" only, Affiliate of any Person shall mean any other Person that, directly or indirectly, controls, is under common control with or is controlled by that Person. For purposes of this definition, "Control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the above, "COMPETITOR" shall not include any Person (or any of such Person's Affiliates) who does not compete in a material way with the Company or any of its operating companies and who is primarily engaged in the business of making private equity investments and that owns securities representing no more than 20% of the outstanding voting power of any Competitor so long as such Person owning such securities has no more than the right to one director on the board of directors (or comparable representative on a comparable governing body) of such Competitor; but "COMPETITOR" shall include the Affiliates of such Person to the extent any such Affiliate competes in a material way with the Company or any of its operating companies.

         "CONTENT" means either (i) text or (ii) multimedia information which contains any combination of text, graphics, video, sound, still images or the like in digital form or such other forms as may become available in the future.

         "CONVERSION DATE" has the meaning specified in subsection 4.1(c).

         "CONVERSION PRICE" means the price, subject to adjustment as provided in subsection 4.2, at which Applicable Shares shall be deliverable upon conversion of this Note at the Conversion Rate without the payment of additional consideration by the Holder, which price shall initially be $3.624.

         "CONVERSION RATE" means the rate, as of any Conversion Date, determined by dividing (i) the portion of the Face Amount of this Note outstanding on such date proposed to be converted into Applicable Shares outstanding on such date, plus any accrued and unpaid Interest on the Face Amount of this Note proposed to be converted into Applicable Shares, by (ii) the Conversion Price in effect as of such date.

         "CONVERSION RIGHTS" means the right of the Holder to convert this Note into shares of Applicable Shares pursuant to Section 4.

         "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness (other than the Notes), shares of Capital Stock or other securities directly or indirectly convertible into or exerciseable or exchangeable (including upon the further conversion, exercise or exchange of underlying securities) for Common Stock of the Company.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISPOSITION" (or similar words such as "DISPOSE") means any direct or indirect sale, transfer, license, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Company's or its Subsidiaries' property, rights or other assets (including accounts receivable and Capital Stock of Subsidiaries) to any other Person (other than to the Company or any Subsidiary) in a single transaction or series of related transactions.

         "EMPLOYEE" shall mean, with respect to a Parent Entity as of any date, any then current employee of such Parent Entity or of any Wholly Owned Affiliate of such Parent Entity.

         "EXEMPTED FINANCINGS" means, collectively, any issuance or sale any shares of Capital Stock or other Securities (including pursuant to the exercise or conversion of any rights, options, warrants or other rights) to officers, directors and employees of the Company pursuant to a stock option plan approved by the Board.

         "FAIR MARKET VALUE" shall mean as of any date, with respect to (i) a share of any Common Stock, the last closing price for a share of Class A Common Stock of the Company as quoted on any national securities exchange or on the NASDAQ National Market System for the 20 trading days ending on the second trading day prior to such date as reported in the Eastern Edition of The Wall Street Journal, or if the Class A Common Stock shall not be listed on any such exchange or traded on any such automated quotation system, the closing or latest reported price for Class A Common Stock in the over-the-counter market on each trading day on which such shares are not so listed or traded as reported by NASDAQ or another reputable reporting service (as reasonably determined by the Board of Directors of the Company), or if the shares of Class A Common Stock shall not be so reported on any of such trading days, then the Fair Market Value per share of such Class A Common Stock shall be the fair market value thereof as determined by an investment banking firm selected by AOLTW and reasonably acceptable to the Company, and (ii) a share of preferred stock of the Company which is convertible into Common Stock, the Fair Market Value of the number of shares of Class A Common Stock into which such share of preferred stock is convertible or ultimately convertible on such date; provided that if an event or circumstance occurs during the 20 trading-day period used to determine the Fair Market Value of a particular share of common or preferred stock and such event or circumstance is addressed under the provisions of Section 4.2 hereof, then the Fair Market Value of such share of common or preferred stock determined under this definition shall be equitably adjusted for such event or circumstance in a manner as nearly consistent with the application of the provisions Section 4 as may be practicable.

         "FISCAL QUARTER" means a quarter ending on the last day of March, June, September or December.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "2002 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

         "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

         "GUARANTEE OBLIGATIONS" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or purporting to guarantee any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; PROVIDED that the term Guarantee Obligations shall not include endorsements for collection or deposit in the ordinary course of business.

         "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HOLDER" means the Person in whose name this Note (or any other Note as the context may imply) is registered in the Note Register.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "IMPERMISSIBLE QUALIFICATION" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Company (a) which is of a "going concern" or similar nature or (b) which relates to the limited scope of examination of matters relevant to such financial statement.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all Capitalized Lease Liabilities of such Person;

                  (d) net Hedging Obligations of such Person;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding (x) current accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which either (A) such amounts are accrued on the books of such Person or (B) a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person and (y) payment obligations of such Person pursuant to agreements entered into in the ordinary course of business, which payment obligations are contingent on another Person's satisfactory provision of goods and services), and indebtedness of others secured by a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements, but excluding operating leases or Synthetic Lease), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (but only to the extent of the lesser of the fair market value of the property subject to such Lien and the amount of such indebtedness);

                  (f) obligations arising under Synthetic Leases; and

                  (g) all Guarantee Obligations of such Person in respect of any of the foregoing. Notwithstanding the foregoing, Indebtedness shall not include any obligations to make Tax Distributions. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefore.

         "INITIAL CLOSING DATE" means the date of the First Closing (as defined in the Agreement).

         "INTERACTIVE SERVICES" means the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms) for remote access by narrowband or broadband infrastructure, including without limitation POTS, ISDN, ADSL, satellite, cable, fiber optics, wireless and hybrid CD-ROM.

         "INVESTMENT" by any Person means any direct or indirect (a) loan, advance or other extension of credit or contribution to any other Person (by means of transfer of cash or other property to others, payments for property or services for the account or use of others, mergers or otherwise), (b) purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities (including any option, warrant or other right to acquire any of the foregoing) or evidences of Indebtedness issued by any other Person (whether by merger, consolidation, amalgamation or otherwise and whether or not purchased directly from the issuer of such securities or evidences of Indebtedness) or (c) purchase or acquisition (in one transaction or a series of related transactions) of any assets of any other Person. Investments shall exclude (i) extensions of trade credit and advances to customers and suppliers and (ii) endorsements of negotiable instruments for collection, in each case, to the extent made in the ordinary course of business and in accordance with customary industry practice.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in (including sales of accounts), on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing, but excluding any operating leases) relating to such asset.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets (including intangible assets), operations, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

         "NET CASH PROCEEDS" means (a) in connection with any Asset Sale, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale, net of attorneys' fees, accountants' fees, investment banking fees and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any Financing, the proceeds thereof in the form of cash and Cash Equivalents, net of attorneys' fees, accountants' fees, investment banking fees, and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing issuance or sale of Capital Stock or other Securities).

         "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Capital Stock of the Company or Convertible Securities.

         "OTHER INVESTMENT LAWS" means any non-U.S. national antitrust, competition, merger or similar law, rule or regulation.

         "PERMITTED BUSINESS" means (i) any business engaged in by any of the Company and its Subsidiaries as of the Initial Closing Date, (ii) providing Interactive Services, (iii) providing Content, management and related activities on the AOL online service or any other AOL-branded property, including creating, maintaining and managing for AOL, English and Spanish-language versions of a mini-channel directed at the Hispanic audience in the United States, and (iv) activities necessary or desirable to conduct any of the foregoing activities or reasonably incidental thereto.

         "PERSON" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision hereof or any other entity.

         "REDEMPTION PRICE" means a redemption price for this Note or any portion thereof equal to the sum of (x) 100% of the Face Amount thereof PLUS (y) accrued but unpaid Interest thereon, in each case to and including the date of redemption.

         "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of Capital Stock of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock of the Company or any Subsidiary or any Option of the Company or any Subsidiary, except for payments made pursuant to a stock plan approved by the Board.

         "RESTRICTED SHARES" means the aggregate number of shares of Class A Common Stock directly or indirectly (without duplication) (i) issuable or issued upon conversion of Series F Preferred Stock that were issued as a dividend on the Series F Preferred Stock or Series B Preferred Stock that were issued as a dividend on the Series B Preferred Stock issuable or issued in respect of interest on the Notes or upon conversion of the Notes (ii) issued in respect of redemptions of Series F Preferred Stock in accordance with the terms of the Series F Preferred Stock or Series B Preferred Stock in accordance with the terms of the Series B Preferred Stock issuable or issued in respect of interest on the Notes or upon conversion of the Notes (iii) issuable or issued upon conversion of (x) PIK Notes, (y) shares of Series F Preferred Stock, Series B Preferred Stock and Class B Common Stock that were issued as interest on the Notes and (z) shares of Series F Preferred Stock, Series B Preferred Stock and Class B Common Stock issuable upon conversion of the PIK Notes and (iv) issued as interest on the Notes, in each case, for a value less than $3.020 per share (as adjusted for stock splits, subdivisions and other changes in the Class A Common Stock).

         "REVENUES" means, for any applicable period, the revenues listed in the most recently prepared consolidation statements of operations of the Company and its Subsidiaries with respect to such period.

         "RULE 144" means Rule 144 promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES" means (i) any shares of the Company's Capital Stock or other debt or equity securities of the Company, (ii) any security convertible, with or without consideration, into any shares of the Company's Capital Stock or other debt or equity securities of the Company (including any option to purchase such a convertible security), (iii) any security carrying any warrant to or right to subscribe to or purchase any shares of the Company's Capital Stock or other debt or equity securities of the Company, and (iv) any warrant or right convertible into or exercisable for, with or without consideration, any shares of the Company's Capital Stock or other debt or equity securities of the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERIES B PREFERRED STOCK" means the Series B Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

         "SERIES F PREFERRED STOCK" means the Series F Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company which together with all Subsidiaries of such Subsidiary, holds, owns or contributes, as the case may be, 5% or more of the Revenues or assets (determined as of the last day of the immediately preceding full fiscal quarter) of the Company and its Subsidiaries, on a consolidated basis.

         "SUBSIDIARY" of any Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership and joint venture interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by, or the managing member, general partner or other solely controlling affiliate of such corporation, association, partnership, joint venture, limited liability company or other business entity is, (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

         "SYNTHETIC LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time, but excluding operating leases) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

         "TAXES" means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, and all interest, penalties or similar liabilities with respect thereto.

         "TAX DISTRIBUTION" means, with respect to any period, distributions made to any Person by a Subsidiary of such Person on or with respect to income and other Taxes, which distributions are not in excess of the tax liabilities that would have been payable by such Subsidiary on a stand-alone basis, and which are calculated in accordance with, and made no earlier than as required by, the terms of the applicable organization document which require such distribution.

         "VOTING SECURITIES" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary all of the outstanding Capital Stock of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Company.

         "WHOLLY OWNED AFFILIATE" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person that is directly or indirectly wholly owned by the Cisneros Family shall be deemed a Wholly Owned Affiliate of ODC, and any Person that is directly or indirectly wholly owned by AOLTW, shall be deemed a Wholly Owned Affiliate of AOLTW.

         SECTION 14. Governing Law. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed in its name by its authorized officer.

Dated: [_________]             AMERICA ONLINE LATIN AMERICA, INC.

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:



                               STATE OF NEW YORK

___________________,  ss                                         March __, 2002



On this _____ day of March 2002, before me appeared ____________________, who being by me duly sworn did depose and say that he/she is the ___________________ of America Online Latin America, Inc. and that being duly authorized he/she did execute the foregoing Note and that the foregoing Note is the free act and deed of said corporation.

                                                -------------------------------
                                                Notary Public
                                                My Commission expires:

                                    EXHIBIT 1

                                FORM OF PIK NOTE

                                    EXHIBIT 2

                      (TO BE EXECUTED BY REGISTERED HOLDER
                            IN ORDER TO CONVERT NOTE)

                                CONVERSION NOTICE
                                       FOR
                      11% SENIOR CONVERTIBLE NOTE DUE 2007

         The undersigned, as the Holder of the 11% Senior Convertible Note Due 2007 of America Online Latin America, Inc. (the "COMPANY"), in the outstanding principal amount of U.S. $______________ (the "NOTE"), hereby (i) confirms that that such Holder owns the Note free and clear of all Liens (as defined in the Note) and (ii) elects to convert that portion of the outstanding principal amount of, and accrued but unpaid Interest on (as defined in this Note) on, the Note shown on the next page into shares of the Company's Applicable Shares (as defined in the Note) according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Applicable Shares to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:              NAME OF HOLDER:
                                                    ---------------------------

                                     By:
                                        ---------------------------------------
                                         Print Name:
                                         Print Title:

                                     Print Address of Holder:

                                     ------------------------------------------

                                     ------------------------------------------

                                     Issue Applicable Shares to:
                                                                ---------------
                                     at:
                                        ---------------------------------------

                                     ------------------------------------------
                                     Date of Conversion

                                     ------------------------------------------
                                     Applicable Conversion Price

            THE COMPUTATION OF THE NUMBER OF APPLICABLE SHARES TO BE
                   RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:
                                 ---------------------------------------------
                                              (Name of Holder)


                       COMPUTATION OF NUMBER OF APPLICABLE
                              SHARES TO BE RECEIVED

A.      Face Amount of this Note converted:                       $___________
B.      Accrued, unpaid Interest on the Face Amount
        of this Note converted:                                   $___________

TOTAL DOLLAR AMOUNT CONVERTED (TOTAL OF A + B)                    $___________

Conversion Price                                                  $___________
Number of Applicable Shares

          =    TOTAL DOLLAR AMOUNT CONVERTED
               -----------------------------
                     Conversion Price

Number of Applicable Shares = ____________________



Please issue and deliver ___ new Note(s) in the following amounts:

-------------------------------------------------------------------------------

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                                       2

                                    EXHIBIT 3

                                ADDRESS OF HOLDER

                                [INSERT ADDRESS]